SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C. 20549

                       FORM 8-K

                    CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities
                 Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 13, 2000




             MARSHALL & ILSLEY CORPORATION
(Exact name of registrant as specified in its charter)




       Wisconsin            1-15403             39-0968604

    (State or other        (Commission         (IRS Employer
     jurisdiction          File Number)     Identification No.)
   of incorporation)

    770 North Water Street
     Milwaukee, Wisconsin                       53202
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:  (414) 765-7801


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     Item 5.  Other Events.

     On July 13, 2000 Marshall & Ilsley Corporation
("M&I") issued a press release regarding the filing of a registration statement for the initial public offering of M&I Data Services (renamed Metavante
Corporation), M&I's bank charter consolidations and M&I's second quarter earnings (the "July 13, 2000 Press
Release"). The July 13, 2000 Press Release is attached hereto and incorporated herein by reference.

     Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

           Exhibit No.         Description

              99          Press Release dated July 13, 2000.




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                      SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   July 13, 2000        MARSHALL & ILSLEY CORPORATION



                              By:  /s/  M.A. Hatfield
                                  -----------------------
                                  M.A. Hatfield
                                  Secretary




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                     EXHIBIT INDEX


           Exhibit No.          Description

              99          Press Release dated July 13, 2000.